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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Registration Statement of United HealthCare, Inc. on Form S-4 of our report dated February 23, 1995, appearing in the Annual Report on Form 10-K of HealthWise of America, Inc. for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                               DELOITTE & TOUCHE LLP


Nashville, Tennessee
March 19, 1996